EXHIBIT 10.4
                                  AMENDATORY AGREEMENT


         This Amendment is entered into this 1st day of March, 1995, between SOUTHERN NATURAL GAS COMPANY ("Company") and SOUTH CAROLINA PIPELINE CORPORATION ("Shipper").

                                   W I T N E S S E T H:

         WHEREAS, Company and Shipper are parties to a firm transportation agreement dated June 1, 1994, (#901710) for 77,217 Mcf per day ("June FT Agreement"), and a firm transportation agreement dated October 1, 1994, (#902516) for 28,000 Mcf per day ("October FT Agreement"); and

         WHEREAS,  Shipper has agreed to support the  Stipulation  and Agreement
filed  by  Company  in  Docket  Nos.  RP89-224,   et  al.,  on  March  15,  1995
("Stipulation"); and

         WHEREAS, under the terms of the Stipulation, Company has agreed to discount Shipper's rates and charges under the October FT Agreement and Shipper has agreed to extend the primary terms of the June FT Agreement and the October FT Agreement, all as more specifically provided herein;

         NOW THEREFORE, in consideration for the premises and the mutual promises and covenants contained herein, the parties agree as follows:

     1. Section 4.1 of the June FT Agreement shall be deleted in its entirety and the following Section 4.1 substituted therefor:

                  4.1      Subject  to the  provisions  hereof,  this  Agreement
                           shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through the following dates: October 31, 2003 for 17,217 Mcf per day of Transportation Demand, October 31, 2000 for 5,000 Mcf per day of Transportation Demand, October 31, 1998 for 5,000 Mcf per day of Transportation Demand, and March 31, 1997 for 50,000 Mcf per day of Transportation Demand; and shall continue and remain in force and effect for successive terms of one year each after the end of each primary term for the specified volume, unless and until cancelled with respect to the associated volume by either party giving 180 days written notice to the other party prior to the



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Amendatory Agreement
Page 2



                           end of the specified primary term or any yearly extension thereof.

     2. Section 4.1 of the October FT Agreement shall be deleted in its entirety and the following Section 4.1 substituted therefor:

                  4.1      Subject  to the  provisions  hereof,  this  Agreement
                           shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through February 28, 1998, and shall continue and remain in force and effect for successive terms of one year each thereafter unless and until cancelled by either party giving 180 days written notice to the other party prior to the end of the primary term or any yearly extension thereof.

         3. The current Exhibit E to the October FT Agreement shall be deleted in its entirety and the 1st Revised Exhibit E attached hereto effective March 1, 1995, shall be substituted therefor.

         4. This Amendment is conditioned on the Stipulation becoming effective as provided in Article XVIII thereof and the Stipulation not otherwise being terminated pursuant to its terms. If the Stipulation does not become effective, or if it terminates pursuant to the terms of the Stipulation, then either party may give prior written notice to the other party that it wishes to reinstate the primary term of the June FT Agreement and the primary term and Exhibit E which were in effect under the October FT Agreement prior to the date of this Amendment. The parties agree to execute an appropriate amendment to the June FT Agreement and the October FT Agreement to reinstate the foregoing provisions as of the first day of the month following such notice.

     5. Except as provided herein, the June FT Agreement and the October FT Agreement shall remain in full force and effect as written.

         6. This Amendment is subject to all applicable, valid laws, orders, rules and regulations of any governmental entity having jurisdiction over the parties or the subject matter hereof.




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Amendatory Agreement
Page 3



         WHEREFORE, the parties have executed this Amendment through their duly authorized representatives to be effective as of the date first written above.

ATTEST:                                     SOUTHERN NATURAL GAS COMPANY


By: /s/ R. David Hendrickson        By: /s/ Greg P. Meyers
Title: Secretary                            Title: Vice Presid/JHP


ATTEST:                                     SOUTH CAROLINA PIPELINE CORPORATION


By: /s/ Sara A. Davis               By: /s/ H. Thomas Arthur
Title: Assistant Secretary          Title: Vice President and General Counsel




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                                            Service Agreement No. 902516

                                                                 FIRST REVISED

                                                                    EXHIBIT E

                                                           DISCOUNT INFORMATION


Discounted Rates:

     (1) The Reservation Charge under this Agreement shall be $10.50/Mcf;

     (2) The applicable GSR Cost Surcharge and GSR Volumetric Surcharge shall each be capped at 50% of the maximum applicable GSR Cost Surcharge and GSR Volumetric Surcharge in effect under Company's FERC Gas Tariff, Seventh Revised Volume No. 1;

     (3) All other surcharges shall be assessed at full rate under this Agreement.


Discounted Rate Effective from 3/1/95 to 2/28/98, subject to the termination provisions of the Amendatory Agreement between the parties dated March 1, 1995, pursuant to which this revised Exhibit E was established.





   /s/ H. Thomas Arthur                       /s/ Greg P. Meyers
SOUTH CAROLINA PIPELINE CORPORATION SOUTHERN NATURAL GAS COMPANY/ JHP



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